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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form 8-A/A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934




                      Prodigy Communications Corporation
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            (Exact name of registrant as specified in its charter)

                Delaware                                   04-3323363
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(State of incorporation or organization)       (IRS Employer Identification No.)

                44 South Broadway, White Plains, New York 10601
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    (Address of principal executive offices)            (zip code)


   If this form relates to the           If this form relates to the
   registration of a class of            registration of a class of
   securities pursuant to                securities pursuant to Section 12(g)
   Section 12(b) of the Exchange         of the Exchange Act and is effective
   Act and is effective pursuant         pursuant to General Instruction A.(d),
   to General Instruction A.(c),         please check the following box. [X]
   please check the following box. [_]


Securities Act registration statement file number to which this form relates:
                                                                 333-64233
                                                                 ---------
                                                              (if applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class           Name of Each Exchange on Which
          to be so Registered           Each Class is to be Registered
          -------------------           ------------------------------


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Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, $.01 par value per share
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                               (Title of Class)
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Item 1:   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-64233) is incorporated herein by reference.


Item 2:   Exhibits.
          --------

     The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Certificate of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2.   Bylaws of the Registrant, as amended, incorporated by reference to
          Exhibit 3.2 to the Company's Registrant Statement on Form S-1.

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            Prodigy Communications Corporation



                                            By:   /s/ David R. Henkel
                                                  --------------------------
                                                  David R. Henkel
                                                  Chief Financial Officer


February 8, 1999